UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2017

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut		06484
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2017, Hubbell Incorporated (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Meter Readings Holding Group, LLC (“Aclara”), Hubbell Power Systems, Inc., a wholly owned subsidiary of the Company (“HPS”), Yellow Merger Sub, Inc., an indirect wholly owned subsidiary of the Company (“Merger Sub”), Sun Meter Readings, LP (the “Representative”), as representative for Aclara’s members and optionholders, and, for the limited purposes set forth therein, the Company, pursuant to which the Company has agreed to acquire Aclara. The acquisition will be structured as a reverse triangular merger in which Merger Sub will merge with and into Aclara in accordance with Delaware law (the “Merger”), with Aclara surviving the Merger as a wholly owned indirect subsidiary of the Company. The Merger Agreement provides for aggregate consideration of $1.1 billion in cash to acquire Aclara, subject to customary purchase price adjustments.

The completion of the Merger is subject to the satisfaction or waiver of customary closing conditions, including, among other things, the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Company currently anticipates that the Merger will be completed during the first quarter of 2018.

The foregoing summary of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Aclara, HPS, the Representative or Merger Sub or their respective subsidiaries, affiliates, businesses or equityholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of those agreements and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties, including being qualified by schedules and other disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries, affiliates, businesses, or equityholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties in the Merger Agreement only in the context of the other information that the Company includes in reports, statements and other filings that it makes with the U.S. Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.

On December 26, 2017, the Company issued a press release announcing the execution of the Merger Agreement and made available an investor presentation regarding the Merger. Copies of the press release and the investor presentation, which are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, are hereby furnished pursuant to this Item 7.01.

The information in this Item 7.01 (including Exhibits 99.1 and 99.2) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor, unless otherwise specified, shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01. Other Events.

On December 22, 2017, in connection with its entry into the Merger Agreement, the Company entered into a commitment letter (the “Commitment Letter”), with JPMorgan Chase Bank, N.A. (“JPMorgan”), Bank of America, N.A. (“Bank of America”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), HSBC Securities (USA) Inc. (“HSI”) and HSBC Bank USA, N.A. (“HSBC” and, together with JPMorgan, Bank of America, MLPFS and HSI, the “Commitment Parties”), pursuant to which certain of the Commitment Parties committed to provide, subject to customary closing conditions, up to $925,000,000 of senior unsecured bridge loans, the proceeds of which may be used for purposes of financing the Merger, repaying certain existing indebtedness of Aclara and its subsidiaries, and paying fees, costs and expenses in connection with the foregoing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of December 22, 2017, by and among Meter Readings Holding Group, LLC, Hubbell Power Systems, Inc., Yellow Merger Sub, Inc., Sun Meter Readings, LP, as representative for the members and optionholders, and, for the limited purposes set forth therein, Hubbell Incorporated.*

99.1	News release issued by Hubbell Incorporated on December 26, 2017.†

99.2	Investor Presentation made available by Hubbell Incorporated on December 26, 2017.†

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.
†	Furnished and not filed for purposes of Section 18 of the Exchange Act.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements concerning certain plans, expectations, goals, projections, and statements about the benefits of the proposed acquisition, Hubbell’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not strictly historic in nature. In addition, all statements regarding anticipated growth or improvement in operating results, anticipated market conditions, and economic recovery are forward-looking. These statements may be identified by the use of forward-looking words or phrases such as “target”, “believe”, “continues”, “improved”, “leading”, “improving”, “continuing growth”, “continued”, “ranging”, “contributing”, “primarily”, “plan”, “expect”, “anticipated”, “expected”, “expectations”, “should result”, “uncertain”, “goals”, “projected”, “on track”, “likely”, “intend” and others. Such forward-looking statements are based on the Company’s current expectations and involve numerous assumptions, known and unknown risks, uncertainties and other factors which may cause actual and future performance or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: achieving sales levels to fulfill revenue expectations; unexpected costs or charges, certain of which may be outside the control of the Company; expected benefits of productivity improvements and cost reduction actions; pension expense; effects of unfavorable foreign currency exchange rates; price and material costs; general economic and business conditions; the impact of and the ability to complete strategic acquisitions and integrate acquired companies; the ability to effectively develop and introduce new products, expand into new markets and deploy capital; the possibility that the proposed transaction does not close when expected or at all because required regulatory approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that the financing required to fund the transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; diversion of management’s attention from ongoing business operations and opportunities; Hubbell’s ability to complete the acquisition and integration of Aclara successfully; litigation relating to the transaction; and other factors described in our Securities and Exchange Commission filings, including the “Business”, “Risk Factors”, and “Quantitative and Qualitative Disclosures about Market Risk” Sections in the Annual Report on Form 10-K for the year ended December 31, 2016.

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of December 22, 2017, by and among Meter Readings Holding Group, LLC, Hubbell Power Systems, Inc., Yellow Merger Sub, Inc., Sun Meter Readings, LP, as representative for the members and optionholders, and, for the limited purposes set forth therein, Hubbell Incorporated.*

99.1	News release issued by Hubbell Incorporated on December 26, 2017.†

99.2	Investor Presentation made available by Hubbell Incorporated on December 26, 2017.†

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.
†	Furnished and not filed for purposes of Section 18 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ An-Ping Hsieh
	Name:	An-Ping Hsieh
	Title:	Senior Vice President, General Counsel and Secretary

Date: December 26, 2017